                                                                    EXHIBIT 24.1




                                POWER OF ATTORNEY

         The undersigned directors of Oil States International, Inc. (the "Company") do hereby constitute and appoint Douglas E. Swanson and Cindy B. Taylor, and each of them, with full power of substitution, our true and lawful attorneys-in-fact and agents to do any and all acts and things in our name and behalf in our capacities as directors, and to execute any and all instruments for us and in our names in such capacities indicated below which such person may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Company's Registration Statement on Form S-3 covering the registration of 3,601,329 shares of the Company's common stock issuable upon the exchange of the exchangeable shares of 892489 Alberta, Inc., including specifically, but not limited to, power and authority to sign for us, or any of us, in our capacities indicated below and any and all amendments thereto; and we do herby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned have executed this Power of Attorney as of the dates set forth beside their respective names below.

               SIGNATURE                                 TITLE                                  DATE
               ---------                                 -----                                  ----
    /s/ L.E. Simmons                             Chairman of the Board                    March 1, 2002
---------------------------
      L.E. Simmons


  /s/ Martin Lambert                                   Director                           March 1, 2002
---------------------------
    Martin Lambert


    /s/ Mark G. Papa                                   Director                           March 1, 2002
---------------------------
      Mark G. Papa


 /s/ Gary L. Rosenthal                                 Director                           March 1, 2002
---------------------------
   Gary L. Rosenthal


  /s/ Andrew L. Waite                                  Director                           March 1, 2002
---------------------------
    Andrew L. Waite


  /s/ Stephen A. Wells                                 Director                           March 1, 2002
---------------------------
    Stephen A. Wells



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